Exhibit 4.8

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                    National RMBS Trust 200[ ]-[ ]
                    Agency Agreement

Date:               [         ]


Parties: [NAME AND ABN OF ISSUER TRUSTEE] having its registered office at [address of Issuer Trustee] in its capacity as trustee of the National RMBS Trust 200[ ]-[ ] ("Issuer Trustee")
                    NATIONAL GLOBAL MBS MANAGER PTY LTD (ABN 36 102 668 226) having an office at Level 24, 500 Bourke Street, Melbourne VIC 3000, Australia ("Global Trust Manager")
                    [NAME and details of NOTE TRUSTEE] ("Note Trustee")
                    [NAME and details of Registrar of Class/Classes of US Notes] ("[Class/Classes of US Note] Registrar")
                    [NAME and details of Principal Paying Agent and Calculation Agent] ("Principal Paying Agent" and "Calculation Agent")
                    [NAME and details of Paying Agent] ("Paying Agent")
                    [NAME and details of any additional paying agents]


Recitals:
               A. The Issuer Trustee in its capacity as trustee of the Trust wishes to issue the [Class/Classes of US Notes].

               B. The Issuer Trustee wishes to appoint each Agent in respect of the [Class/Classes of US Notes] and each of them has accepted their appointments on the terms set out in this agreement.


Operative provisions:
[NB: The provisions of this deed may be amended, and additional provisions inserted, to reflect regulation in those jurisdictions applicable to a specific series of Notes]


1    Definitions and Interpretation
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Definitions Schedule
               1.1  In this agreement:

                    Definitions Schedule means the deed called "National RMBS Trusts Definitions Schedule" dated [ ] and made between the companies described in schedule 1 to that deed (as amended from time to time).

                    Supplemental Deed means the deed entitled "National RMBS Trust 200[ ]-[ ] Supplemental Deed" dated on or about the date of this agreement between the Global Trust Manager, the Issuer Trustee and others.

               1.2 Except to the extent to which words and phrases are otherwise defined in this agreement, words and phrases defined in the Definitions Schedule or the Supplemental Deed in respect of the Trust shall bear the same meaning in this agreement. In the event of any inconsistency between a definition in this agreement and a definition in the Definitions


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                    Schedule, the definitions in this agreement will prevail.
                    In the event of any inconsistency between a definition in the Definitions Schedule and a definition in the Supplemental Deed, the definition in the Supplemental Deed will prevail. Any amendment to the Definitions Schedule will only apply to this agreement if made in accordance with this agreement.

               1.3 Clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are incorporated into this agreement as if those clauses were set out in full with references to "this deed" being construed as references to "this agreement".

Definitions
               1.4 The following words have these meanings in this agreement unless the contrary intention appears.

                    Agent means a several reference to each Paying Agent, the [Registrar of the Class/Classes of US Notes] and the Calculation Agent.

                    Calculation Agent means [name of Calculation Agent], or if [name of Calculation Agent] resigns or its appointment is terminated as calculation agent, the person from time to time appointed in its place to perform the functions of the calculation agent under this agreement.

                    Paying Agent means each of [name(s) of Paying Agent(s)], until any of them resigns or their appointment is terminated as paying agent and each other person from time to time appointed in its place to perform the functions of a paying agent and, except where the context otherwise requires, includes the Principal Paying Agent.

                    Principal Paying Agent means [name of Principal Paying Agent], or, if [name of Principal Paying Agent] resigns or its appointment is terminated as principal paying agent, the person from time to time appointed in its place to perform the functions of the principal paying agent under this agreement.

                    Trust means the National RMBS Trust 200[ ]-[ ].


2    Appointment of Agents
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Appointment of Agents
               2.1  The Issuer Trustee:

                    (a) at the direction of the Global Trust Manager, appoints the Principal Paying Agent at its Specified Office as its initial principal paying agent;

                    (b) at the direction of the Global Trust Manager, appoints each Paying Agent at its Specified Office or Specified Offices as its paying agents;

                    (c) at the direction of the Global Trust Manager, appoints the [Registrar of the Class/Classes of US Notes] at its Specified Office as its initial [Registrar of the Class/Classes of US Notes];

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                    (d)  at the direction of the Global Trust Manager,
                         appoints the Calculation Agent at its Specified Office as its initial calculation agent; and

                    (e) authorises each Paying Agent from time to time, as its paying agent, to take the action on its behalf and to exercise the rights, powers and remedies and observe the obligations which are specifically delegated to that Paying Agent by or under this agreement or which are set out in the [Conditions of the Class/Classes of US Notes] and further rights and powers which are reasonably incidental to those delegated rights and powers or are agreed between the Issuer Trustee and the relevant Paying Agent from time to time including, in the case of the Principal Paying Agent:

                        (i) paying sums due on [Class/Classes of Book Entry US Notes] and [Class/Classes of Definitive US Notes];

                        (ii) if requested by the Note Trustee, arranging on behalf of the Issuer Trustee for notices to be communicated to the [Noteholders of
                              Class/Classes of US Notes]; and

                        (iii) performing all other obligations and duties
                              imposed upon it by the [Conditions of the Class/Classes of US Notes] and this agreement.

Acceptance of appointment
               2.2 Each Agent accepts its appointment under clause 2.1. Each Agent must exercise the rights, powers and remedies, and observe the obligations which are specifically delegated to it by or under this agreement or which are set out in the [Conditions of the Class/Classes of US Notes]. The obligations of the Agents are several and not joint.

Representation by each Agent
               2.3 Each Agent represents and warrants that it is duly qualified to assume its obligations under this agreement.

Additional Agents
               2.4 The Issuer Trustee may from time to time, with the approval of the Note Trustee, appoint additional or substitute paying agents, calculation agents or note registrars in such jurisdictions and locations as it may consider appropriate. Upon such agent delivering to the other parties to this agreement an undertaking (in a form and substance satisfactory to the Note Trustee) to be bound by the provisions of this agreement, and supplying the particulars specified in this agreement, it shall become a party to this agreement as if originally named as the Paying Agent, the Calculation Agent or the [Registrar of the Class/Classes of US Notes], as the case may be. References to "Agent" shall, where the context permits, include any additional or substitute agents appointed pursuant to this clause 2.4.


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3    The Note Trustee
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Agents to act for Note Trustee
               3.1 At any time after an Event of Default has occurred, the Note Trustee may:

                    (a) by notice in writing to the Issuer Trustee and each Agent, require each Agent thereafter as far as permitted by any applicable law and until notified by the Note Trustee to the contrary:

                        (i) to act as an agent of the Note Trustee under the Note Trust Deed and the [Class/Classes of US Notes] on the terms of this agreement (with consequential amendments as necessary and except that the Note Trustee's liability for the indemnification, remuneration and expenses of the Agents will be limited to the amounts for the time being held by the Note Trustee in respect of the [Class/Classes of US Notes] on the terms of the Note Trust Deed) and thereafter to hold all [Class/Classes of US Notes] and all moneys, documents and records held by them in respect of [Class/Classes of US Notes] to the order of the Note Trustee; or

                        (ii) to deliver all [Class/Classes of US Notes] and all moneys, documents and records held by it in respect of the [Class/Classes of US Notes] to the Note Trustee or as the Note Trustee directs in such notice other than any documents or records which the relevant Agent is obliged not to release by any law or regulation; and

                    (b) by notice in writing to the Issuer Trustee require it to make all subsequent payments in respect of the [Class/Classes of US Notes] to or to the order of the Note Trustee and not to the Principal Paying Agent.

Good Discharge to Issuer Trustee
               3.2 The payment by or on behalf of the Issuer Trustee of its payment obligations on each Payment Date under the Supplemental Deed and the [Conditions of the Class/Classes of US Notes] to the Note Trustee in accordance with clause
                    3.1 is a good discharge to the Issuer Trustee and the Issuer Trustee will not be liable for any act or omission or default of the Note Trustee during the period it is required to make payments to the Note Trustee under clause 3.1.

Notice of change of the Note Trustee
               3.3 The Issuer Trustee shall forthwith give notice to the Agents of any change in the person or persons acting as the Note Trustee from time to time.

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4        Payments
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Payments of amounts due
               4.1 The Issuer Trustee shall pay to or to the order of the Principal Paying Agent, to such account of the Principal Paying Agent as the Principal Paying Agent shall specify in U.S. Dollars in same day funds, no later than [ ] (New York time) on each Payment Date, an amount sufficient to pay the interest on the Invested Amount of the [Class/Classes of US Notes] as set out in the [Conditions of the Class/Classes of US Notes] and any principal amount due be paid on such Payment Date in respect of the [Class/Classes of US Notes] under the [Conditions of the Class/Classes of US Notes] and this agreement.

                    The Issuer Trustee shall, no later than [ ] (New York time) on the second Business Day prior to each Payment Date, confirm by facsimile to the Principal Paying Agent that it has given the bank through which the Issuer Trustee is to make such payment irrevocable instructions for such payment to the Principal Paying Agent and such bank shall confirm to the Principal Paying Agent by such means approved by the Principal Paying Agent that such payment will be made.

Payments by Paying Agents
               4.2  Subject to payment being duly made as provided in clause
                    4.1 (or the Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 6, the Principal Paying Agent will:

                    (a) subject to paragraph (b), pay or cause to be paid to the [Noteholders of Class/Classes of US Notes] on behalf of the Issuer Trustee on each Payment Date the relevant amounts of principal and interest due in respect of the [Class/Classes of US Notes] in accordance with this agreement and the [Conditions of the Class/Classes of US Notes]; and

                    (b) pay or cause to be paid to the Depository (or, if applicable, its nominee in whose name the [Class/Classes of Book Entry US Notes] are registered), to the account specified by the relevant person, on each Payment Date the relevant amounts of principal and interest due in respect of the [Class/Classes of US Notes] in accordance with this agreement and the [Conditions of the Class/Classes of US Notes].

Notification
               4.3 The Principal Paying Agent will promptly notify each of the other Agents, the Note Trustee and the Issuer Trustee if it has not, by [ ] (New York time) on the second Business Day prior to any Payment Date, received the confirmation referred to in clause 4.1 above or has not, by [ ] (New York time) on any Payment Date, received in full the amount so due. In the absence of such notification by the Principal Paying Agent as provided above, each of the Paying Agents shall be entitled:

                    (a) to pay the interest on, and the principal of, the [Class/Classes of US Notes] due on such Payment Date; and

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                    (b)  (if applicable) to claim any amounts so paid by it
                         from the Principal Paying Agent.

Paying Agents to Record, Notify Payments and Deliver Surrendered Notes
               4.4  Each Paying Agent must:

                    (a) (Notify [Registrar of the Class/Classes of US Notes]) promptly notify the [Registrar of the Class/Classes of US Notes] of each payment made by it, or a its direction, to [Noteholders of Class/Classes of US Notes] in respect of the [Class/Classes of US Notes];

                    (b) (Records) keep a full and complete record of each payment made by it, or at its direction, to [Noteholders of Class/Classes of US Notes] and provide copies of such records to the Issuer Trustee, the Global Trust Manager, the Note Trustee or the [Registrar of the Class/Classes of US Notes] upon request; and

                    (c) (Deliver) promptly deliver to the [Registrar of the Class/Classes of US Notes] any [Class/Classes of US Notes] surrendered to it pursuant to Condition [ ] of the [Conditions of the Class/Classes of US Notes].

Make payments
               4.5 Subject to the Principal Paying Agent being satisfied in its discretion that payment will be duly made as provided in clause 4.1, the Principal Paying Agent and each Paying Agent shall pay or cause to be paid all amounts due in respect of the [Class/Classes of US Notes] on behalf of the Issuer Trustee in the manner provided in the [Conditions of the Class/Classes of US Notes]. If any payment provided for in clause 4.1 is made late but otherwise in accordance with the provisions of this agreement, the Paying Agents shall nevertheless make payments in respect of the [Class/Classes of US Notes] following receipt by the Principal Paying Agent of such payment.

Non-Payment
               4.6 (No obligation on Paying Agents): If the Issuer Trustee fails to make any payment, unless and until the full amount of the payment has been made under the terms of this agreement (except as to the time of making the payment) or other arrangements satisfactory to the Principal Paying Agent have been made, none of the Principal Paying Agent nor any of the other Paying Agents is bound to make any payment in accordance with this clause 4 (but may, in its discretion, make any such payment).

Full amount not received
               4.7 If the amounts received by the Principal Paying Agent in respect of the [Class/Classes of US Notes] pursuant to clause 4.1 are insufficient to satisfy all claims in respect of all payments then falling due in respect of the [Class/Classes of US Notes], the Paying Agents are not obliged to pay any such claims until the Principal Paying Agent has received the full amount of all such payments.

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Interest on overdue amounts
               4.8 Without prejudice to clauses 4.3 and 4.7, if the Principal Paying Agent pays any amounts to the [Noteholders of Class/Classes of US Notes] or to any other Paying Agent at the time when it has not received payment in full in respect of the relevant [Class/Classes of US Notes] in accordance with clause 4.1 (the excess of the amounts so paid over the amounts so received being the "Shortfall"), the Issuer Trustee will, in addition to paying amounts due under clause 4.1, pay to the Principal Paying Agent on demand interest (at a rate which represents the Principal Paying Agent's cost of funding the Shortfall as evidenced to the Issuer Trustee by the provision of details of the calculation of the cost of funding) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Principal Paying Agent of the Shortfall.

Reimburse other Agents
               4.9 The Issuer Trustee authorises and directs the Principal Paying Agent on demand to promptly reimburse each other Paying Agent for payments in respect of [Class/Classes of US Notes] properly made by such Paying Agent in accordance with this agreement and the [Conditions of the Class/Classes of US Notes] unless the Principal Paying Agent has notified the other Paying Agents prior to the opening of business in the location of the office of the other Paying Agents through which payment in respect of the [Class/Classes of US Notes] can be made on the due date of a payment in respect of the [Class/Classes of US Notes], that the Principal Paying Agent does not expect to receive the amount payable by the Issuer Trustee or confirmation (as the case may be) under clause 4.1. The Issuer Trustee will not be responsible for the apportionment of any moneys between the Principal Paying Agent and other Paying Agents and a payment to the Principal Paying Agent of any moneys due to the Paying Agents will operate as good discharge to the Issuer Trustee in respect of such moneys.

Late payment
               4.10 Without limiting clause 4.3, if the Principal Paying Agent has not received on or before the due date of any payment in respect of the [Class/Classes of US Notes] the full amount payable on such date but receives such full amount later it will forthwith:

                    (a) so notify the Issuer Trustee, the other Paying Agents and the Note Trustee; and

                    (b) upon request by the Note Trustee give notice to the [Noteholders of Class/Classes of US Notes] in accordance with the [Conditions of the Class/Classes of US Notes] that it has received such full amount.

Partial payments
               4.11 If payment of only part of the amount payable in respect of a [Class/Classes of US Note]is made (except as a result of a withholding or deduction as permitted by the [Conditions of the Class/Classes of US Notes]), the Paying Agent to whom the [Class/Classes of US Note]is presented shall procure that such [Class/Classes of US Note] is enfaced with a memorandum of the amount paid and date of payment and such record shall, in the absence of manifest error, be prima facie evidence

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                    that the payment in question has not to that extent been
                    made. The Paying Agent shall in addition notify the Note Trustee of such partial payment.

Deductions
               4.12 The Principal Paying Agent is entitled to withhold or deduct from all payments to [Noteholders of Class/Classes of US Notes] any amounts which the Issuer Trustee or the Principal Paying Agent is required to withhold or deduct by any applicable law but the Global Trust Manager is responsible for making all determinations regarding any such withholding or deduction and to notify the Issuer Trustee (which must in turn notify the Principal Paying Agent) of any such withholding or deduction in sufficient time for the Principal Paying Agent to withhold or deduct from such payment as instructed by the Issuer Trustee.

                    If the Issuer Trustee is, in respect of any payments, required to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the [Conditions of the Class/Classes of US Notes], the Global Trust Manager must give notice thereof to the Issuer Trustee (which must in turn notify the Principal Paying Agent) and the Note Trustee as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Issuer Trustee such information as it requires to enable it to comply with such requirements.

Unpaid money
               4.13 If any [Class/Classes of US Note]becomes void or claims in respect of any principal or interest payable under any [Class/Classes of US Note] become void under the Class A Conditions, the Principal Paying Agent shall promptly repay to the Issuer Trustee the amount received by the Principal Paying Agent (if any) which would have been due on such [Class/Classes of US Note]if it had been presented for payment before it became void or such claim became prescribed.

No Set-off
               4.14 No Agent is entitled to exercise any right of set-off, withholding, counterclaim, combination of accounts or lien against or make any deduction in any payment to, any person entitled to receive amounts of principal or interest of the [Class/Classes of US Notes] in respect of moneys payable by it under this agreement.

Currency Swaps
               4.15 The payment by the Issuer Trustee of its payment
                    obligations under the Supplemental Deed on each Payment Date to the Counterparties under the Currency Swaps will be a good discharge of its corresponding obligations under this clause 4.


5    Exchange of [Class/Classes of Book Entry US Notes]
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Exchange for [Class/Classes of Definitive US Notes]
               5.1 Each [Class/Classes of Book Entry US Note] shall be exchangeable in whole but not in part for [Class/Classes of Definitive US Notes] in certain limited circumstances set out in the Note Trust Deed.

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Notification
               5.2 The Principal Paying Agent shall notify the Issuer Trustee forthwith upon receipt of a notice requiring exchange for [Class/Classes of Definitive US Notes] in accordance with the provisions of a [Class/Classes of Book Entry US Note] and the aggregate Invested Amount of such [Class/Classes of Book Entry US Note] to be exchanged in connection with such request.

Outstanding amount
               5.3 The Principal Paying Agent shall, upon request by the Issuer Trustee or the Note Trustee, promptly inform the Issuer Trustee or the Note Trustee, as the case may be, by facsimile or other acceptable form of communication of the aggregate Invested Amount of [Class/Classes of US Notes] then outstanding at the time of such request.


6    Redemption
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Part Redemption of Notes on Payment Dates
               6.1  (a)  (Global Trust Manager to make determinations etc) No later than 2 Business Days prior to each Payment Date, the Global Trust Manager will make the determinations referred to in Condition [ ] of the [Conditions of the Class/Classes of US Notes] in relation to that Payment Date and will notify the Issuer Trustee, the Note Trustee, the Principal Paying Agent, the Calculation Agent, the [Registrar of the Class/Classes of US Notes] and the Luxembourg Stock Exchange of such. If the Global Trust Manager does not at any time for any reason make the determinations referred to in Condition [ ] of the [Conditions of the Class/Classes of US Notes] it must forthwith advise the Note Trustee and the Calculation Agent and such determinations must be made by the Calculation Agent, or failing the Calculation Agent, by the Note Trustee in accordance with such Condition [ ] of the [Conditions of the Class/Classes of US Notes] (but based on the information in its possession) and each such determination will be deemed to have been made by the Global Trust Manager.

                    (b) (Notify Depository) If any [Class/Classes of Book Entry US Notes] are outstanding, on receipt of a notification under Condition [ ] of the [Conditions of the Class/Classes of US Notes], the Principal Paying Agent must notify the Depository of any proposed redemption in accordance with the Depository's applicable procedures, specifying the principal amount of each [Class/Classes of Book Entry US Note] to be redeemed and the date on which the redemption is to occur and must provide a copy to the Depository of the notification received under Condition [ ] of the [Conditions of the Class/Classes of US Notes].

Early Redemption
               6.2  (a)  (Notice to Paying Agent etc): If the Issuer Trustee
                         intends to redeem all (but not some only) of the [Class/Classes of US Notes] prior to the Final Maturity Date pursuant to Condition [

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                         ] of the [Conditions of the Class/Classes of US
                         Notes], the Global Trust Manager will direct the Issuer Trustee to give the requisite notice to the Seller, the Note Trustee, the Principal Paying Agent, the [Registrar of the Class/Classes of US Notes], the Calculation Agent and the [Noteholders of Class/Classes of US Notes] in accordance with Condition [ ] (as the case may be) of the [Conditions of the Class/Classes of US Notes] and stating the date on which such [Class/Classes of US Notes] are to be redeemed.

                    (b) (Notice to Depository): The Principal Paying Agent will, on receipt of a notice under clause 6.2(a), and if any [Class/Classes of Book Entry US Notes] are outstanding, notify the Depository of the proposed redemption in accordance with the Depository's applicable procedures, specifying the Invested Amount and Stated Amount of each [Class/Classes of Book Entry US Note] to be redeemed, the amount of principal to be repaid in relation to each [Class/Classes of Book Entry US Note] and the date on which the [Class/Classes of Book Entry US Notes] are to be redeemed.


7    General note registrar and paying agent matters
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Notices to [Noteholders of Class/Classes of US Notes]
               7.1  (a)  (Notices to be given by [Registrar of the Class/Classes of US Notes]): At the request of the Issuer Trustee, the Note Trustee, the Global Trust Manager, the Security Trustee or any other Agent, and at the expense of the Issuer Trustee, the [Registrar of the Class/Classes of US Notes] will arrange for the delivery of all notices to [Noteholders of Class/Classes of US Notes] in accordance with the [Conditions of the Class/Classes of US Notes].

                    (b) (Copy to Note Trustee): The [Registrar of the Class/Classes of US Notes] will promptly send to the Note Trustee one copy of the form of every notice given to [Noteholders of Class/Classes of US Notes] in accordance with the [Conditions of the Class/Classes of US Notes] (unless such notice is given at the request of the Note Trustee).

                    The [Registrar of the Class/Classes of US Notes] will not be responsible for, or liable to any person in respect of, the contents of any notices or reports delivered by it at the request of the Issuer Trustee, the Note Trustee, the Global Trust Manager, the Security Trustee or any other Agent pursuant to this clause 7.1.

Copies of Documents for inspection
               7.2 The Global Trust Manager will provide to the [Registrar of the Class/Classes of US Notes] sufficient copies of all documents required by the [Conditions of the Class/Classes of US Notes] or the Note Trust Deed to be available to [Noteholders of Class/Classes of US Notes] for issue or inspection.

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Notice of any Withholding or Deduction
               7.3 If the Issuer Trustee or any Paying Agent is, in respect of any payment in respect of the [Class/Classes of US Notes], compelled to withhold or deduct any amount for or on account of any taxes, duties or charges as contemplated by Condition [ ] of the [Conditions of the Class/Classes of US Notes] the Issuer Trustee must give notice to the Principal Paying Agent, the Note Trustee and the [Noteholders of Class/Classes of US Notes] in accordance with Condition [ ] of the [Conditions of the Class/Classes of US Notes] immediately after becoming aware of the requirement to make the withholding or deduction and must give to the Principal Paying Agent and the Note Trustee such information as they require to enable each of them to comply with the requirement.


8    Copies of documents available for inspection
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                    The Issuer Trustee shall supply, and the Paying Agents
                    shall hold available for inspection at their Specified Offices during normal business hours, copies of all documents required to be so available by the Note Trust Deed and the [Conditions of the Class/Classes of US Notes].


9    Documents and forms
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Principal Paying Agent
               9.1 The Issuer Trustee shall provide to the Principal Paying Agent in a sufficient quantity, for distribution among the Paying Agents as required by this agreement or the [Conditions of the Class/Classes of US Notes]:

                    (a) in the event that [Class/Classes of Definitive US Notes] are to be issued:

                        (i) such [Class/Classes of Definitive US Notes], duly executed on behalf of the Issuer Trustee;

                        (ii) specimens of such [Class/Classes of US Notes] for the purpose of issuing replacements,

                        at least 14 days prior to the Exchange Date for the
                         relative [Class/Classes of Book Entry US Note] (and the Note Trustee shall authenticate or procure the authentication of such [Class/Classes of Definitive US Notes] immediately before their issue);

                    (b) forms of Voting Certificates and Block Voting Instructions, together with instructions as to how to complete, deal with and record the issue of such forms.

               9.2 The Global Trust Manager shall provide to the Principal Paying Agent in a sufficient quantity, for distribution among the Paying Agents as required by this agreement or the [Conditions of the Class/Classes of US Notes], all documents to be available for inspection during business hours (and the Paying Agents shall make such documents available for collection or inspection to the [Noteholders of Class/Classes of US Notes] that are so entitled).

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                                                                              12
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Notes, etc held by Paying Agents
               9.3  Each Paying Agent:

                    (a) acknowledges that all forms of [Class/Classes of US Notes] delivered to and held by it pursuant to this agreement shall be held by it as custodian only and it shall not be entitled to and shall not claim any lien or other security interest on such forms;

                    (b) shall only use such forms in accordance with this agreement;

                    (c)  shall maintain all such forms in safe custody;

                    (d) shall take such security measures as may reasonably be necessary to prevent their theft, loss or destruction; and

                    (e) shall keep an inventory of all such forms and make it available to the Issuer Trustee, the Note Trustee and the other Paying Agents at all reasonable times.


10   Receipt of notices and voting
--------------------------------------------------------------------------------
Copy notices to Issuer Trustee
               10.1 Promptly after the receipt by the Principal Paying Agent of a demand or notice from any [Noteholder of Class/Classes of US Note] in accordance with the [Conditions of the Class/Classes of US Notes] the Principal Paying Agent shall forward a copy thereof to the Issuer Trustee and the Note Trustee.

Voting
               10.2 Each Paying Agent shall, at the request of any [Noteholder of Class/Classes of US Note], issue Voting Certificates and/or Block Voting Instructions in a form and manner which complies with the provisions of schedule 2 to the Note Trust Deed in respect of the Trust (except that it shall not be required to issue the same less than 48 hours before the time fixed for any meeting or adjourned meeting of the [Noteholders of Class/Classes of US Notes]) and shall forthwith give to the Issuer Trustee and the Note Trustee, by telex or by facsimile transmission, notice of any revocation of or amendment to any Block Voting Instruction. Each Paying Agent shall keep a full and complete record of all Voting Certificates and Block Voting Instructions issued by it and shall deliver to the Issuer Trustee at its registered office (or such other place as the Issuer Trustee shall have designated or approved for the purpose), not less than 24 hours before the time appointed for any meeting or adjourned meeting, full particulars of all Voting Certificates and Block Voting Instructions issued by it in respect of such meeting or adjourned meeting. Forms for this purpose shall be made available to the Principal Paying Agent by the Note Trustee at the expense of the Issuer Trustee for distribution to the other Paying Agents.


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11   Duties of Calculation Agent
--------------------------------------------------------------------------------
Appointment
               11.1 The Calculation Agent shall make all such determinations and calculations (howsoever described) as it is required to do under the [Conditions of the Class/Classes of US Notes], all subject to and in accordance with the [Conditions of the Class/Classes of US Notes].

Quotations
               11.2 The Calculation Agent shall not be responsible to the
                    Issuer Trustee, the Note Trustee or to any third party (except in the event of negligence, default or bad faith of the Calculation Agent, as the case may be) as a result of the Calculation Agent having acted on any quotation given by any reference bank which subsequently may be found to be incorrect.

Notice
               11.3 The Calculation Agent shall, as soon as practicable after their determination or calculation (or on such earlier date as the [name of any relevant stock exchange] may require, for so long as the [Class/Classes of US Notes] are listed on the [name of any relevant stock exchange]) notify the Issuer Trustee, the Global Trust Manager, the Currency Swap Providers, the Note Trustee, the other Paying Agents and the [name of any relevant stock exchange] (for so long as the [Class/Classes of US Notes] are listed on the [name of any relevant stock exchange]) of, inter alia, each Interest Rate, Interest Amount, Principal Amount and Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the [Conditions of the Class/Classes of US Notes] and of any subsequent amendment thereto pursuant to the [Conditions of the Class/Classes of US Notes]. The Calculation Agent will publish the same in accordance with the [Conditions of the Class/Classes of US Notes].

Calculations
               11.4 The Calculation Agent shall use its best endeavours to cause each Interest Rate, Interest Amount, Principal Amount and Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the [Conditions of the Class/Classes of US Notes] to be published as required in accordance with the [Conditions of the Class/Classes of US Notes] as soon as possible after their determination or calculation.

Failure to calculate
               11.5

                    (a) If the Calculation Agent at any time for any reason does not determine and/or calculate and/or publish the Interest Rate, Interest Amount, Principal Amount and/or Payment Date in respect of any Interest Period or any other amount, rate or dates as provided in this clause the Note Trustee will do so and each such determination or calculation by the Note Trustee will be as if made by the Calculation Agent. In making such determinations and calculations, the Note Trustee will apply the provisions of this agreement, with any consequential amendments, to the extent that it is able to do so and in all other

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                                                                              14
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                         respects it will do so in such a manner as it
                         considers to be fair and reasonable in all the circumstances.

                    (b) If the Global Trust Manager does not at any time for any reason make any of the determinations referred to
                         in Conditions [        ] or [         ] of the
                         [Conditions of the Class/Classes of US Notes], the Calculation Agent (or, failing the Calculation Agent, the Note Trustee) must make such determinations (based on the information in its possession) and each such determination will be deemed to have been made by the Global Trust Manager.


12   Duties of the [Registrar of the Class/Classes of US Notes]
--------------------------------------------------------------------------------
[Register of the Class/Classes of US Notes] to be kept
               12.1 The [Registrar of the Class/Classes of US Notes] must keep a register, at one of its Specified Offices, in which, subject to such reasonable regulations as the [Registrar of the Class/Classes of US Notes] may prescribe, the [Registrar of the Class/Classes of US Notes] must keep a full and complete record of:

                    (a) ([Noteholder of Class/Classes of US Note] Details): the name, address and, where applicable, taxation, social security or other identifying number of each [Noteholder of Class/Classes of US Note], the details of the account to which any payments due to the [Noteholder of Class/Classes of US Note] are to be made in each case as notified by that [Noteholder of Class/Classes of US Note] from time to time;

                    (b) (Exchange etc. of [Class/Classes of US Notes]): the issue and any exchange, transfer, replacement, redemption (in whole or part) or cancellation of a Class A Note;

                    (c) (Payments): all payments made in respect of the [Class/Classes of US Notes];

                    (d) (Principal): the Invested Amount and the Stated Amount of each Class A Note from time to time;

                    (e) (Other Information): such other information as the Global Trust Manager reasonably requires or the [Registrar of the Class/Classes of US Notes] considers appropriate or desirable.

Transfer or Exchange of [Class/Classes of US Notes]
               12.2 [Class/Classes of US Notes] held by a [Noteholder of
                    Class/Classes of US Note] may be transferred or may be exchanged for other [Class/Classes of US Notes] in any authorised denominations and a like Invested Amount, provided in each case that the requirements of Section 8-401(a) of the UCC are met, by that [Noteholder of Class/Classes of US Note] upon:

                    (a) (Surrender and Instrument of Transfer or Exchange): the surrender of the [Class/Classes of US Notes] to be transferred or exchanged duly endorsed with, or accompanied by, a written instrument of transfer or exchange in the form, in the case of a

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                                                                              15
--------------------------------------------------------------------------------
                         transfer, annexed to the [Class/Classes of US Notes] or otherwise in a form satisfactory to the [Registrar of the Class/Classes of US Notes] duly executed by the [Noteholder of Class/Classes of US Note], or its attorney duly authorised in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the [Registrar of the Class/Classes of US Notes] which requirements include membership of, or participation in, STAMP or such other "signature guarantee program" as may be determined by the [Registrar of the Class/Classes of US Notes] in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act; and

                    (b) (Other Documents): the provision of such other documents as the [Registrar of the Class/Classes of US Notes] may reasonably require,

                    to the [Registrar of the Class/Classes of US Notes] at the Specified Office of the [Registrar of the Class/Classes of US Notes].

Replacement of Lost or Mutilated [Class/Classes of US Notes]
               12.3 If any [Class/Classes of US Note]is lost, stolen,
                    mutilated, defaced or destroyed it may, provided that the requirements of Section 8-405 of the UCC are met, be replaced with other [Class/Classes of US Notes] in any authorised denominations, and a like Invested Amount, upon surrender to the [Registrar of the Class/Classes of US Notes] of the [Class/Classes of US Notes] to be replaced (where the [Class/Classes of US Notes] have been mutilated or defaced) at the Specified Office of the [Registrar of the Class/Classes of US Notes], the provision of such evidence and indemnities as the [Registrar of the Class/Classes of US Notes] or the Issuer Trustee may reasonably require and payments of the [Registrar of the Class/Classes of US Notes]'s and the Issuer Trustee's expenses incurred, and any tax or governmental charge that may be imposed, in connection with such replacement.

Obligations upon Transfer, Exchange or Replacement of
[Class/Classes of US Notes]
               12.4 Subject to this agreement, upon compliance by the relevant
                    [Noteholder of Class/Classes of US Note] with the provisions of clauses 12.2 or 12.3, as applicable, in relation to the transfer, exchange or replacement of any [Class/Classes of US Notes]:

                    (a) (Advise Issuer Trustee): the [Registrar of the Class/Classes of US Notes] must within 3 Business Days so advise the Issuer Trustee and the Note Trustee (if it is not the [Registrar of the Class/Classes of US Notes]) in writing and provide details of the new [Class/Classes of US Notes] to be issued in place of those [Class/Classes of US Notes];

                    (b) (Execution and Authentication): the Issuer Trustee must, within 3 Business Days of such advice, execute and deliver to the Note Trustee for authentication in the name of the relevant [Noteholder of Class/Classes of US Note] or the designated transferee or transferees, as the case may be, one or more new [Class/Classes of US Notes] in any authorised denominations,

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                                                                              16
--------------------------------------------------------------------------------
                         and a like Invested Amount as those [Class/Classes of US Notes] (in each case as specified by the [Registrar of the Class/Classes of US Notes]) and the Note Trustee must within 3 Business Days of receipt of such executed [Class/Classes of US Notes] authenticate them and (if it is not the [Registrar of the Class/Classes of US Notes]) deliver those [Class/Classes of US Notes] to the [Registrar of the Class/Classes of US Notes]; and

                    (c) (Delivery to [Noteholder of Class/Classes of US Note]): the [Registrar of the Class/Classes of US Notes] must, within 3 Business Days of receipt of such new [Class/Classes of US Notes] (or authentication of such [Class/Classes of US Notes] if the [Registrar of the Class/Classes of US Notes] is the Note Trustee), forward to the relevant [Noteholder of Class/Classes of US Note] (being the transferee in the case of a transfer of a Class A
                         Note) such new [Class/Classes of US Notes].

No Charge for Transfer or Exchange
               12.5 No service charge may be made to a [Noteholder of
                    Class/Classes of US Note] for any transfer or exchange of [Class/Classes of US Notes], but the [Registrar of the Class/Classes of US Notes] may require payment by the [Noteholder of Class/Classes of US Note] of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of [Class/Classes of US Notes].

Restricted Period
               12.6 Notwithstanding the preceding provisions of this clause
                    12, the [Registrar of the Class/Classes of US Notes] need not register transfers or exchanges of [Class/Classes of US Notes], and the Issuer Trustee is not required to execute nor the Note Trustee to authenticate any [Class/Classes of US Notes], for a period of 30 days preceding the due date for any payment with respect to the [Class/Classes of US Notes] or for such period, not exceeding 30 days, as is specified by the Note Trustee prior to any meeting of the [Noteholders of Class/Classes of US Notes], which includes [Noteholders of Class/Classes of US Notes], under the Master Trust Deed or prior to any meeting of Voting Secured Creditors, which includes [Noteholders of Class/Classes of US Notes], under the Master Security Trust Deed.

Cancellation of [Class/Classes of US Notes]
               12.7 The [Registrar of the Class/Classes of US Notes] must cancel or destroy all [Class/Classes of US Notes] that have been surrendered to it for transfer, exchange or replacement (including any [Class/Classes of Book Entry US Notes] surrendered pursuant to the Note Trust Deed) or surrendered to a Paying Agent for redemption and delivered to the [Registrar of the Class/Classes of US Notes] and must, upon request, provide a certificate to the Issuer Trustee, the Note Trustee or the Global Trust Manager with the details of all such [Class/Classes of US Notes] so cancelled or destroyed. Each Paying Agent must cancel and deliver any [Class/Classes of US Notes] surrendered to it for cancellation or destruction to the [Registrar of the Class/Classes of US Notes] under this clause.

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                                                                              17
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Provision of Information and Inspection of Register
               12.8 The [Registrar of the Class/Classes of US Notes] must:

                    (a) (Information): provide to the Issuer Trustee, the Global Trust Manager, the Note Trustee and each other Agent such information as is contained in the [Register of the Class/Classes of US Notes] and is required by them in order to perform any obligation pursuant to a Transaction Document;

                    (b) (Inspection): make the [Register of the Class/Classes of US Notes]:

                        (i) available for inspection or copying by the Issuer Trustee, the Global Trust Manager, the Note Trustee and each other Agent or their agents or delegates; and

                        (ii) available for inspection by each [Noteholder of Class/Classes of US Note] but only in respect of information relating to that [Noteholder of Class/Classes of US Note],

                    at the [Registrar of the Class/Classes of US Notes]'s Specified Office during local business hours.

Correctness of Register and Information
               12.9 The Issuer Trustee, the Note Trustee, the Global Trust
                    Manager and each Agent (other than the [Registrar of the Class/Classes of US Notes]) may accept the correctness of the [Register of the Class/Classes of US Notes] and any information provided to it by the [Registrar of the Class/Classes of US Notes] and is not required to enquire into its authenticity. None of the Issuer Trustee, the Note Trustee, the Global Trust Manager or any Agent (including the [Registrar of the Class/Classes of US Notes]) is liable for any mistake in the [Register of the Class/Classes of US Notes] or in any purported copy except to the extent that the mistake is attributable to (in the case of the parties other than the Issuer Trustee or the Note Trustee) its own fraud, negligence or material breach of obligation (or, in the case of the Issuer Trustee or the Note Trustee), its fraud, negligence or breach of trust.

Non-recognition of Equitable Interests
               12.10 Except as required by statute or as ordered by a court of competent jurisdiction, no notice of any trust, whether express, implied or constructive, is to be entered in the [Register of the Class/Classes of US Notes] and except as otherwise provided in any Transaction Document, or required by statute or ordered by a court of competent jurisdiction, none of the [Registrar of the Class/Classes of US Notes], the Note Trustee, the Issuer Trustee, the Global Trust Manager or any other Agent is to be affected by or compelled to recognise (even when having notice of it) any right or interest in any [Class/Classes of US Notes] other than the registered [Noteholder of Class/Classes of US Note's] absolute right to the entirety of them and the receipt of a registered [Noteholder of Class/Classes of US Note] is a good discharge to the Issuer, the Global Trust Manager, the Note Trustee and each Agent.

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Rectification of [Register of the Class/Classes of US Notes] 12.11 If:

                    (a) (Entry Omitted): an entry is omitted from the [Register of the Class/Classes of US Notes];

                    (b) (Entry made otherwise than in accordance with this Deed): an entry is made in the [Register of the Class/Classes of US Notes] otherwise than in accordance with this agreement;

                    (c) (Wrong entry exists): an entry wrongly exists in the [Registrar of the Class/Classes of US Notes];

                    (d) (Error or defect exists in Register): there is an error or defect in any entry in the [Register of the Class/Classes of US Notes]; or

                    (e) (Default made): default is made or unnecessary delay takes place in entering in the Class A Register that any person has ceased to be the holder of [Class/Classes of US Notes],

                    then the [Registrar of the Class/Classes of US Notes] may rectify the same.


13   Relationship
--------------------------------------------------------------------------------
No other obligation
               13.1 Each of the Agents hereby undertakes to the Issuer Trustee and the Note Trustee to perform such obligations and duties, and shall be obliged to perform such duties and only such duties, as are in this agreement, in the [Conditions of the Class/Classes of US Notes] specifically set forth, and no implied duties or obligations shall be read into this agreement, the Note Trust Deed or the [Class/Classes of US Notes] against any of the Agents, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent agent in comparable circumstances.

Instructions
               13.2 Subject to the other terms of this agreement and the
                    [Conditions of the Class/Classes of US Notes], each Agent must act in accordance with the instructions (if any) of the Issuer Trustee and the Global Trust Manager in exercising its rights, powers and discretions under this agreement.

No instructions
               13.3 Subject to the terms of this agreement, where instructions of the Issuer Trustee are expressly required for the Agent to take action under this agreement, in the absence of instructions from the Issuer Trustee, no Agent is required to take any action but may exercise its rights, powers and discretions as it sees fit provided it does so in good faith. Except where this agreement otherwise expressly provides, no Agent need consult with the Issuer Trustee before exercising a right, power or discretion under this agreement.

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                                                                              19
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Agent of the Issuer Trustee
               13.4 In acting hereunder and in connection with the
                    [Class/Classes of US Notes] (and subject to clause 3.1), the Agents shall act solely as agents of the Issuer
                    Trustee and will not thereby assume any obligations towards or relationship of agency or trust for any holders of [Class/Classes of US Notes] except that any funds received by the Principal Paying Agent for the payment of any amounts in respect of the [Class/Classes of US Notes] shall be held by it on trust for the relevant holders until the earlier of the expiration of the relevant prescription period and the date on which any such amounts are repaid under clause 4.10.

Issuer Trustee not responsible for Agents
               13.5 Notwithstanding any other provision contained in this agreement, any other Transaction Document or at law, the Issuer Trustee in its personal capacity is not responsible for any act or omission of any Agent.

Reliance
               13.6 Each Agent is protected and will incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Issuer Trustee or the Global Trust Manager or in reliance upon any [Class/Classes of US Note] or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the property party or parties.

Agent may employ
               13.7 Each Agent may employ agents. Each of the Agents may
                    consult on any legal matter any legal adviser selected by it, who may be an employee of or legal adviser to the Issuer Trustee, and it shall be protected and shall incur no liability for action taken, or suffered to be taken, with respect to such matter in good faith and in accordance with the opinion of such legal adviser.

Applicable laws
               13.8 The Global Trust Manager must ensure, and no Agent has any responsibility for ensuring, that the issue of, and observance of obligations under, a [Class/Classes of US Note]complies with all applicable laws and regulations and that all authorisations necessary for the issue of, and observance of obligations under, a [Class/Classes of US Note]are obtained and maintained in full force and effect.

Accept deposits etc
               13.9 Without any liability to account to a [Noteholder of
                    Class/Classes of US Note] or any other person each Agent may accept deposits from, lend money to, assume liabilities in relation to and generally engage in any kind of banking, trust or other business with, the Issuer Trustee as if it were not an Agent and may accept fees and other consideration from the Issuer Trustee for services in connection with this agreement or any other arrangement without having to account for them to a [Noteholder of Class/Classes of US Note] or another person.

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Dealing with money
              13.10 Each Agent is entitled to deal with money paid to it under this agreement in the same manner as other money paid to it as banker by its customers except that:

                    (a) it is not entitled to exercise any lien, right of set-off, combination of accounts or similar claim in respect of it; and

                    (b) it shall not be liable to any person to account for interest on any sums held by it under this agreement.

Income Tax Returns
              13.11 The Principal Paying Agent will deliver to each
                    [Noteholder of Class/Classes of US Note] such information as may be reasonably required to enable such [Noteholder of Class/Classes of US Note] to prepare its federal and state income tax returns.

Holders of Notes
              13.12 Except as ordered by a court of competent jurisdiction or as required by law, each Paying Agent is entitled to treat the person:

                    (a) ([Class/Classes of Book Entry US Notes]) who is, while a [Class/Classes of Book Entry US Note] remains outstanding, the registered owner of that [Class/Classes of Book Entry US Note] as recorded in the [Register of the Class/Classes of US Notes] as the absolute owner of each Note and as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the Depository as the holder of any Note represented by a [Class/Classes of Book Entry US Note] will be entitled to receive from the registered owner of that [Class/Classes of Book Entry US Note] any payment so made only in accordance with the respective rules and procedures of the Depository;

                    (b) ([Class/Classes of Definitive US Notes]) who is the registered owner of any [Class/Classes of Definitive US Notes] as recorded in the [Register of the Class/Classes of US Notes] as the absolute owner or owners of that [Class/Classes of Definitive US Notes] (whether or not that [Class/Classes of Definitive US Notes] is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); and

                    (c) (Note Trustee) who, when a [Class/Classes of Book Entry US Note] in respect of any Note is no longer outstanding but [Class/Classes of Definitive US Notes] in respect of the Notes have not been issued, is for the time being the Note Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the relevant [Noteholders of Class/Classes of US Notes], in all cases and for all purposes, despite any notice to the contrary, and will not be liable for so doing.

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Note or document believed to be genuine
              13.13 Each of the Agents shall be protected and shall incur no liability for or in respect of any action taken or omitted or thing suffered by it in reliance upon any Note or other document or any communication, certification, instruction, request or order reasonably believed by it to be genuine and to have been delivered, sent or signed by the proper parties.

Agents as holders of Notes
              13.14 Neither any Agent nor any other person whether acting for itself or in any other capacity will be precluded from becoming the owner of, or acquiring any interest in, holding or disposing of any [Class/Classes of US Note] or any shares or securities of the Issuer Trustee, with the same rights as it would have had if such Agent were not acting as Agent or from entering into or being interested in any contracts or transactions with the Issuer Trustee, or from acting on, or as depositary, trustee or agent for, any committee or body of holders of any securities of the Issuer Trustee, and will not be liable to account for any profit.

Communication between the Parties
              13.15 A copy of all communications relating to the subject matter of this agreement between the Issuer Trustee or the Note Trustee and the [Noteholders of Class/Classes of US Notes] and any of the Paying Agents (other than the Principal Paying Agent) shall be sent to the Principal Paying Agent by the relevant Paying Agent.

Termination
              13.16 An Agent may resign its appointment under this agreement and the Global Trust Manager may, with the prior written approval of the Note Trustee and the Issuer Trustee, terminate the appointment of an Agent under this agreement at any time by giving not less than 45 days' written notice to that effect to the Global Trust Manager or the Agent respectively (which shall not expire less than 15 days before or after any Payment Date) provided that:

                    (a) no such resignation or termination of the appointment of the Principal Paying Agent shall take effect until a successor has been appointed by the Issuer Trustee (at the direction of the Global Trust Manager) on terms approved in writing by the Note Trustee and the Issuer Trustee;

                    (b) no such resignation or termination shall take effect if as a result of such resignation or termination there would cease to be Agents as required in the [Conditions of the Class/Classes of US Notes]; and

                    (c) [any other applicable covenants for a relevant stock exchange]

                    If the Global Trust Manager does not appoint a successor Principal Paying Agent by the day falling 10 days before the expiration of such 45 days, the Principal Paying Agent may appoint as a successor Principal Paying Agent a reputable financial institution of good standing which the Issuer Trustee and the Note Trustee approve (such approval not to be unreasonably withheld) or it may petition a court of competent jurisdiction to do so. Any successor Principal Paying Agent must

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                                                                              22
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                    forthwith enter into an agreement on substantially the
                    same terms as this agreement and each Current Rating
                    Agency must be notified of any appointment by the Global Trust Manager.

                    If the appointment of the Principal Paying Agent terminates, the Principal Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any Note, and shall deliver to the successor Principal Paying Agent all records maintained by it pursuant to this agreement and all documents (including any [Class/Classes of Definitive US Notes]) held by it.

Publication
              13.17 Immediately following the receipt of any notice of
                    resignation of any Agent and forthwith on giving notice appointing an Agent or terminating any Agent's appointment hereunder, the Global Trust Manager shall publish or cause to be published notice thereof to the holders of the [Class/Classes of US Notes] in accordance with the [Conditions of the Class/Classes of US Notes]. On the date on which any such termination or resignation takes effect, the relevant Agent shall deliver to the Issuer Trustee, or as the Issuer Trustee may direct, all records maintained by it, and any [Class/Classes of US Notes] in its possession, pursuant hereto and shall resign, it shall in addition pay to or to the order of the Issuer Trustee any amount held by it, and received from the Issuer Trustee for payment in respect of the [Class/Classes of US Notes]. Upon its resignation or termination of appointment taking effect, the relevant Paying Agent shall be entitled to the payment by the Issuer Trustee of its commissions, fees and expenses then unpaid and shall continue to be entitled to the benefit of clause 14.2 in respect of the period of its appointment.

Termination of appointment
              13.18 The appointment of any Agent shall forthwith terminate if at any time:

                    (a)  an Insolvency Event occurs in relation to that Agent;
                         or

                    (b)  the Agent ceases to conduct business; or

                    (c) it fails to remedy within 5 Business Days after prior written notice by the Issuer Trustee or the Global Trust Manager any material breach of this agreement on the part of the Agent.

                    The Issuer Trustee acting on the direction of the Global Trust Manager may appoint a successor Agent which shall be a reputable financial institution of good standing approved by the Note Trustee.

New Agents
                   13.19 Upon its appointment becoming effective, a successor
                         Agent shall, without further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor or, as the case may be, a Paying Agent with like effect as if originally named as an Agent under this agreement.

                                                                              23
--------------------------------------------------------------------------------
Merger
               13.20 Any corporation into which any Agent or its agency
                    business may be merged, sold or converted or any corporation with which such Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which such Agent shall be a party shall, to the extent permitted by applicable law, be the successor Agent under this agreement without any further formality. Notice of any such merger, conversion or consolidation shall forthwith be given by that Agent to the Issuer Trustee, Note Trustee and the other Agents.

Notice to [Noteholder of Class/Classes of US Note]
              13.21 The Global Trust Manager on behalf of the Issuer Trustee will, within 5 days of:

                    (a) (Termination): the termination of the appointment of any Agent;

                    (b)  (Resignation): the resignation of any Agent; or

                    (c)  (Appointment): the appointment of a new Agent,

                    give to the [Noteholders of Class/Classes of US Notes] notice of the termination, appointment or resignation in accordance with Condition [ ] of the [Conditions of the Class/Classes of US Notes] (in the case of a termination under clause 13.18 at the cost of the outgoing Agent). Notwithstanding clause 13.18, neither the termination of the appointment of an Agent, nor the resignation of an Agent, will take effect until notice thereof is given to the [Noteholders of Class/Classes of US Notes] in accordance with this clause 13.21.

Change of specified office
              13.22 If any Agent changes its Specified Office, it shall give to the Issuer Trustee, the Global Trust Manager, the Note Trustee and each other Agent written notice of the address of the new Specified Office stating the date on which such change is to take effect, which date shall be not less than 30 days after the date of such notice, provided that an Agent shall not change its Specified Office to another city without the prior consent of the Issuer Trustee and the Global Trust Manager. The Global Trust Manager shall within 15 days of receipt of any such notice (unless the appointment of the Principal Paying Agent or the relevant Paying Agent is to terminate pursuant to any of the foregoing clauses on or prior to the date of such change) publish or cause to be published notice thereof to the [Noteholders of Class/Classes of US Notes] in accordance with the [Conditions of the Class/Classes of US Notes].

              13.23 Anything in this agreement to the contrary
                    notwithstanding, in no event shall the Agent by liable under or in connection with this agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Agent has been advised to the possibility thereof and regardless of the form of action in which such damages are sought.

                                                                              24
--------------------------------------------------------------------------------
14   Stamp duties and indemnities
--------------------------------------------------------------------------------
Stamp duties
               14.1 The Issuer Trustee agrees to pay any and all stamp and other documentary taxes or duties which may be payable in the Commonwealth of Australia, the Australian Capital Territory, the United States and [other relevant jurisdictions] by the Paying Agents or the Note Trustee in connection with the execution, delivery, performance and enforcement of this agreement.

Indemnity by Issuer Trustee
               14.2 Subject to clause 16, the Issuer Trustee shall indemnify each Agent against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that it may incur or that may be made against it arising out of or in relation to or in connection with its appointment or the exercise of its functions, except such as may result from a breach by it of this agreement or its own negligence, bad faith or breach of trust or that of its officers, employees or agents.

Indemnity by Agents
               14.3 Each Agent severally shall indemnify the Issuer Trustee and the Global Trust Manager against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that the Issuer Trustee may incur or that may be made against it as a result of such Agent's fraud, negligence or material breach of obligation or that of its officers, employees or agents.


15   Commissions and Expenses
--------------------------------------------------------------------------------
Principal Paying Agent
               15.1 The Issuer Trustee agrees to pay to the Principal Paying
                    Agent, from its own funds and not from the Assets of the Trust, such fees and commissions as the Issuer Trustee and the Principal Paying Agent shall separately agree in respect of the services of the Principal Paying Agent and the other Paying Agents under this agreement together with any reasonable out-of-pocket expenses (including legal, printing, postage, fax, cable and advertising expenses and GST (if any)) incurred by the Principal Paying Agent and the other Paying Agents in connection with this agreement and its supply of services. If the appointment of an Agent is terminated under this agreement, the Principal Paying Agent must refund to the Issuer Trustee their proportion of the fee (if any) which relates to the period during which the Agent's appointment is terminated.

Other Agents
               15.2 The Principal Paying Agent will make payment of the fees and commissions due hereunder to the other Agents and will reimburse their expenses promptly after the receipt of the relevant moneys from the Issuer Trustee in each case unless otherwise agreed with the Issuer Trustee. The Issuer Trustee shall not be responsible for any such

                                                                              25
--------------------------------------------------------------------------------
                    payment or reimbursement by the Principal Paying Agent to the other Agents.


16   Issuer Trustee's limitation of liability
--------------------------------------------------------------------------------
                    Clause 2 of the Definitions Schedule applies to this agreement as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this agreement).


17   Notices
--------------------------------------------------------------------------------
Form
               17.1 Subject to clauses 17.4 and 17.5, a notice, approval, consent or other communication in connection with this agreement:

                    (a) may be given by an Authorised Person of the relevant party;

                    (b)  must be in writing; and

                    (c) must be left at the address of the addressee or sent by prepaid ordinary post to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee specified in clause
                         17.2 or any other address, facsimile number or e-mail address any party may from time to time notify to the other parties as its address for service of communications pursuant to this agreement.

Initial addresses
               17.2 The initial address and facsimile numbers of the Issuer
                    Trustee, the Global Trust Manager, the Principal Paying Agent, the Paying Agent and the Note Trustee are set out in the schedule to this agreement.

Time effective
               17.3 Unless a later time is specified in it, a notice,
                    approval, consent or other communication takes effect from the time it is received.

Receipt
               17.4 A letter, e-mail or facsimile is taken to be received:

                    (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting;

                    (b) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this clause; and

                    (c) in the case of an e-mail, on receipt by the sender of an e-mail from the recipient stating that the e-mail was delivered in its entirety and the contents and attachments of the e-mail have been received.

                                                                              26
--------------------------------------------------------------------------------
                    However, if the time of deemed receipt of any notice is not before 4.00 p.m. (local time at the address of the recipient) on a Business Day it is deemed to have been received at the commencement of business on the next following Business Day.

               17.5 All notices are valid if despatched by prepaid ordinary post (airmail if posted to a place outside Australia) to the relevant party's registered office (or, in the case of Registered [Noteholders of Class/Classes of US Notes], to the address specified in the Register and, in the case of joint holders, to the person whose name first appears in the Register). Such notice is taken to be received on the third (seventh, if posted to a place outside Australia) day after posting.

               17.6 Where a notice or other communication is to be provided under this agreement to a [Noteholder of Class/Classes of US Note] of a Note in bearer form, the notice may be given in accordance with the relevant Note Trust Deed.


18   Miscellaneous
--------------------------------------------------------------------------------
Certificate
               18.1 A certificate signed by the parties or its solicitors about a matter or about a sum payable to the parties to this agreement in connection with this agreement is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

Exercise of rights
               18.2 The parties to this agreement or an attorney appointed under this agreement may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by the person does not prevent a further exercise of that or an exercise of any other right, power or remedy. Failure by the person to exercise or delay in exercising a right, power or remedy does not prevent its exercise. The person with the right, power or remedy is not liable for any loss caused by its exercise, attempted exercise, failure to exercise or delay in exercising it except in the case of its fraud or wilful default or, in the case of the Issuer Trustee, negligence, fraud or breach of trust.

Waiver and variation
               18.3 A provision of or a right created under this agreement may not be waived or varied except in writing signed by the party or parties to be bound.

Supervening legislation
               18.4 Any present or future legislation which operates to vary the obligations of the parties to this agreement in connection with this agreement with the result that the rights, powers or remedies of the parties are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

                                                                              27
--------------------------------------------------------------------------------
Approvals and consent
               18.5 The parties to this agreement or an attorney appointed under this agreement may give conditionally or unconditionally or withhold their approval or consent in their absolute discretion, unless this agreement expressly provides otherwise.

Remedies cumulative
               18.6 The rights, powers and remedies provided in this agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this agreement.

Indemnities
               18.7 Each indemnity in this agreement is a continuing
                    obligation, separate and independent from the other obligations of the parties to this agreement and survives termination of this agreement. It is not necessary for the parties to this agreement to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.

Time of the essence
               18.8 Time is of the essence in this agreement in respect of an obligation of any of the parties to this agreement to pay money.

Receipts
               18.9 The receipt of a Receiver, or an Authorised Person of the parties to this agreement, releases the person paying money to the Receiver or the parties to this agreement in connection with this agreement from:

                    (a) liability for the money paid or expressed to be received; and

                    (b) being concerned to see to its application or being answerable or accountable for its loss or misapplication.

Acknowledgment
                   18.10 The parties acknowledge and agree that in exercising their powers and discretions under this agreement, and in performing their obligations under this agreement, they must act in accordance with their duties and obligations under this agreement, and they may exercise such powers and discretions as provided in this agreement, and (without limitation) in forming any opinion may obtain and act upon the advice of persons who are not parties to this agreement.

                   18.11 The parties acknowledge that they are bound by the
                         terms of this agreement.

Disclosure of information
                   18.12 Subject to this agreement, the parties to this
                         agreement is not required (unless ordered so to do by a court of competent jurisdiction) to disclose to any Unitholder, Secured Creditor or any other person confidential, financial or other information made available to the parties to this agreement in connection with this agreement.

                                                                              28
--------------------------------------------------------------------------------
Rights cumulative
                   18.13 The rights, powers and remedies provided in this
                         agreement are cumulative and not exclusive of the rights, powers or remedies provided by law independently of this agreement.

Signatures
                   18.14 The parties to this agreement may rely on the
                         validity of any signature on any transfer, form of application or other instrument or document unless the parties to this agreement (as the case may be) have reasonable grounds to believe that the signature is not genuine. None of the parties to this agreement are liable to make good out of their own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made. Any such loss, subject to any right of reimbursement from any other person (including the parties to this agreement) is to be borne by the relevant Trust in respect of which the loss is incurred.

Limitation of Note Trustee's Liability
                   18.15 The Note Trustee is a party to this agreement in its capacity as trustee of the Note Trust. The liability of the Note Trustee under this agreement is limited in the manner and to the same extent as under the Note Trust Deed.


19   Amendment
--------------------------------------------------------------------------------
                    This agreement may be amended by the Issuer Trustee, the Note Trustee and the Agents without the consent of any holder of Notes, Coupons if the amendment:

                    (a) is in the opinion of the Note Trustee made to correct a manifest error or is of a formal, technical or administrative nature; or

                    (b) is considered by the Note Trustee not to be materially prejudicial to the interests of the [Noteholders of Class/Classes of US Notes].

                    Any amendment must be notified to each Current Rating
                    Agency.


20   Governing law and submission to jurisdiction
--------------------------------------------------------------------------------
Governing Law
               20.1 This agreement is governed by the law in force in the
                    Australian Capital Territory and the rights, liabilities and obligations of the parties to this agreement are governed by the laws in force in the Australian Capital Territory.

Submission to jurisdiction
               20.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by

                                                                              29
--------------------------------------------------------------------------------
                    claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

Service
               20.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 17.


21   Counterparts
--------------------------------------------------------------------------------
                    This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

EXECUTED as an agreement.

                                                                              30
--------------------------------------------------------------------------------
Schedule       Initial Contact Details
--------------------------------------------------------------------------------

               Issuer Trustee

               Address:            [       ]
               Attention:          [       ]
               Facsimile:          [       ]
               Email:              [       ]

               Global Trust Manager

               Address:            Level 24
                                   500 Bourke Street
                                   Melbourne   VIC   3000
               Attention:          [Manager, Group Funding]
               Facsimile:          [(613) 8641 0906]
               Email:              [                      ]

               Note Trustee

               Address:            [       ]

               Attention:          [       ]
               Facsimile:          [       ]
               Email:              [       ]

               [Registrar of the Class/Classes of US Notes]

               Address:            [       ]

               Attention:          [       ]
               Facsimile:          [       ]
               Email:              [       ]

               Principal Paying Agent and Calculation Agent

               Address:   [        ]
               Attention:          [       ]
               Facsimile:          [       ]
               Email:              [       ]

               The Bank of New York, London Branch

               Address:   [        ]
               Attention:          [       ]
               Facsimile:          [       ]
               Email:              [       ]

                                                                              31
--------------------------------------------------------------------------------
Execution Page
--------------------------------------------------------------------------------

ISSUER TRUSTEE

SIGNED by [.....................]  )
as attorney for [NAME OF ISSUER    )
TRUSTEE] in the presence of:       )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this agreement the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney



GLOBAL TRUST MANAGER

SIGNED by [....................  ] )
on behalf of NATIONAL GLOBAL       )
MBS MANAGER PTY LTD                )
in the presence of:                )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this agreement the signatory
                                   )   states that the signatory has received no
..................................  )   notice of revocation of the authority
Occupation of witness              )   under which this agreement is executed

                                                                              32
--------------------------------------------------------------------------------
NOTE TRUSTEE

SIGNED by [.....................]  )
as authorised signatory for        )
[NAME OF NOTE TRUSTEE]             )
in the presence of:                )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this agreement the signatory
                                   )   states that the signatory has received no
..................................  )   notice of revocation of the authority
Occupation of witness              )   under which this agreement is signed



[REGISTRAR OF THE CLASS/CLASSES OF US NOTES]

SIGNED by [.....................]  )
as authorised signatory for        )
[NAME OF REGISTRAR OF THE CLASS/   )
CLASSES OF US NOTES]               )
in the presence of:                )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this agreement the signatory
                                   )   states that the signatory has received no
..................................  )   notice of revocation of the authority
Occupation of witness              )   under which this agreement is signed

                                                                              33
--------------------------------------------------------------------------------
PRINCIPAL PAYING AGENT AND CALCULATION AGENT

SIGNED by [.....................]  )
as authorised signatory for        )
[NAME OF PRINCIPAL PAYING AGENT    )
AND CALCULATION AGENT]             )
in the presence of:                )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this agreement the signatory
                                   )   states that the signatory has received no
..................................  )   notice of revocation of the authority
Occupation of witness              )   under which this agreement is signed



PAYING AGENT

SIGNED by [.....................]  )
as authorised signatory for        )
[NAME OF PAYING AGENT]             )
in the presence of:                )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this agreement the signatory
                                   )   states that the signatory has received no
..................................  )   notice of revocation of the authority
Occupation of witness              )   under which this agreement is signed

             ----------------------------------------------------
             Dated



                              National RMBS Trust
                                  200[ ]-[ ]
                               Agency Agreement

                           [Name of Issuer Trustee]
                              ("Issuer Trustee")
                      National Global MBS Manager Pty Ltd
                           ("Global Trust Manager")
                                      and
                            [Name of Note Trustee]
                               ("Note Trustee")
                    [Name of Registrar of the Class/Classes
                                 of US Notes]
                    ("[Registrar of the Class/Classes of US
                                   Notes]")
                [Name of Principal Paying Agent and
                              Calculation Agent]
                         ("Principal Paying Agent" and
                             "Calculation Agent")
                        [Name of Paying Agent] ("Paying
                                    Agent")

















                           Mallesons Stephen Jaques
                                  Solicitors
                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                          Telephone (61 2) 9296 2000
                             Fax (61 2) 9296 3999
                                 DX 113 Sydney
                                 Ref: AAV/SRF

                          (C)Mallesons Stephen Jaques

                                                                             (i)
--------------------------------------------------------------------------------
Contents       National RMBS Trust 200[ ]-[ ] Agency Agreement
--------------------------------------------------------------------------------

               1    Definitions and Interpretation                             1

                    Definitions Schedule                                       1
                    Definitions                                                2

               2    Appointment of Agents                                      2

                    Appointment of Agents                                      2
                    Acceptance of appointment                                  3
                    Representation by each Agent                               3
                    Additional Agents                                          3

               3    The Note Trustee                                           4

                    Agents to act for Note Trustee                             4
                    Good Discharge to Issuer Trustee                           4
                    Notice of change of the Note Trustee                       4

               4    Payments                                                   5

                    Payments of amounts due                                    5
                    Payments by Paying Agents                                  5
                    Notification                                               5
                    Paying Agents to Record, Notify Payments and
                      Deliver Surrendered Notes                                6
                    Make payments                                              6
                    Non-Payment                                                6
                    Full amount not received                                   6
                    Interest on overdue amounts                                7
                    Reimburse other Agents                                     7
                    Late payment                                               7
                    Partial payments                                           7
                    Deductions                                                 8
                    Unpaid money                                               8
                    No Set-off                                                 8
                    Currency Swaps                                             8

               5    Exchange of [Class/Classes of Book Entry US Notes]         8

                    Exchange for [Class/Classes of Definitive US Notes]        8
                    Notification                                               9
                    Outstanding amount                                         9

               6    Redemption                                                 9

                    Part Redemption of Notes on Payment Dates                  9
                    Early Redemption                                           9

               7    General note registrar and paying agent matters           10

                    Notices to [Noteholders of Class/Classes of US Notes]     10
                    Copies of Documents for inspection                        11
                    Notice of any Withholding or Deduction                    11

               8    Copies of documents available for inspection              11


               9    Documents and forms                                       11

                    Principal Paying Agent                                    11
                    Notes, etc held by Paying Agents                          12

                                                                            (ii)
--------------------------------------------------------------------------------
               10   Receipt of notices and voting                             12

                    Copy notices to Issuer Trustee                            12
                    Voting                                                    12

               11   Duties of Calculation Agent                               13

                    Appointment                                               13
                    Quotations                                                13
                    Notice                                                    13
                    Calculations                                              13
                    Failure to calculate                                      13

               12   Duties of the [Registrar of the Class/Classes of
                      US Notes]                                               14

                    [Register of the Class/Classes of US Notes] to be kept    14
                    Transfer or Exchange of [Class/Classes of US Notes]       14
                    Replacement of Lost or Mutilated [Class/Classes of
                      US Notes]                                               15
                    Obligations upon Transfer, Exchange or Replacement of
                      [Class/Classes of US Notes]                             15
                    No Charge for Transfer or Exchange                        16
                    Restricted Period                                         16
                    Cancellation of [Class/Classes of US Notes]               16
                    Provision of Information and Inspection of Register       17
                    Correctness of Register and Information                   17
                    Non-recognition of Equitable Interests                    17
                    Rectification of [Register of the Class/Classes of
                      US Notes]                                               18

               13   Relationship                                              18

                    No other obligation                                       18
                    Instructions                                              18
                    No instructions                                           18
                    Agent of the Issuer Trustee                               19
                    Issuer Trustee not responsible for Agents                 19
                    Reliance                                                  19
                    Agent may employ                                          19
                    Applicable laws                                           19
                    Accept deposits etc                                       19
                    Dealing with money                                        20
                    Income Tax Returns                                        20
                    Holders of Notes                                          20
                    Note or document believed to be genuine                   21
                    Agents as holders of Notes                                21
                    Communication between the Parties                         21
                    Termination                                               21
                    Publication                                               22
                    Termination of appointment                                22
                    New Agents                                                22
                    Merger                                                    23
                    Notice to [Noteholder of Class/Classes of US Note]        23
                    Change of specified office                                23

               14   Stamp duties and indemnities                              24

                    Stamp duties                                              24
                    Indemnity by Issuer Trustee                               24

                                                                           (iii)
--------------------------------------------------------------------------------
                    Indemnity by Agents                                       24

               15   Commissions and Expenses                                  24

                    Principal Paying Agent                                    24
                    Other Agents                                              25

               16   Issuer Trustee's limitation of liability                  25


               17   Notices                                                   25

                    Form                                                      25
                    Initial addresses                                         25
                    Time effective                                            25
                    Receipt                                                   25

               18   Miscellaneous                                             26

                    Certificate                                               26
                    Exercise of rights                                        26
                    Waiver and variation                                      26
                    Supervening legislation                                   27
                    Approvals and consent                                     27
                    Remedies cumulative                                       27
                    Indemnities                                               27
                    Time of the essence                                       27
                    Receipts                                                  27
                    Acknowledgment                                            27
                    Disclosure of information                                 28
                    Rights cumulative                                         28
                    Signatures                                                28
                    Limitation of Note Trustee's Liability                    28

               19   Amendment                                                 28


               20   Governing law and submission to jurisdiction              28

                    Governing Law                                             28
                    Submission to jurisdiction                                29
                    Service                                                   29

               21   Counterparts                                              29


               Schedule          Initial Contact Details                      30